ALLIANCE/REGENT SECTOR OPPORTUNITY FUND, INC	Exhibit 77Q1(a)
811-07709


Articles of Incorporation: Incorporated by reference to Exhibit 1 to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on October 16, 1996.

By-Laws: Incorporated by reference to Exhibit 2 to Pre-Effective
Amendment No. 2 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on October 16, 1996.